Exhibit 31.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002
I, Blaise Coleman, certify that:
1. I have reviewed this annual report on Form 10-K/A of Endo International plc; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/S/ BLAISE COLEMAN
Blaise Coleman
President and Chief Executive Officer (Principal Executive Officer)

Date:	April 28, 2023